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                                       Exhibit 10(c)

                   1985 STOCK OPTION PLAN
      (as amended on February 7, 1987, August 11, 1987,
     April 12, 1988, December 12, 1989, April 16, 1991,
     August 13, 1991, April 18, 1995 and August 8, 1995)


Section 1.  Establishment.

     United Telecommunications, Inc., a Kansas corporation ("Company"), hereby establishes a stock option plan to be named the United Telecommunications, Inc. 1985 Stock Option Plan ("Plan"), for officers and key employees of the Company and its subsidiaries.

Section 2.  Purpose.

     The purpose of the Plan is to induce officers and key employees of the Company and its subsidiaries, who are in a position to contribute materially to the prosperity thereof, to remain with the Company or its subsidiaries, to offer them incentives and reward in recognition of their share in the Company's progress, and to encourage them to continue to promote the best interests of the Company and its subsidiaries. The Plan will also aid the Company and its subsidiaries in competing with other enterprises for the services of new key personnel needed to help insure their continued development.

     Options granted to an optionee shall be either Incentive Stock Options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended, or nonstatutory stock options, provided that no Incentive Stock Options shall be granted which would permit options first exercisable in any calendar year to exceed the limitations set forth in Section 6(a) hereof. Options which become first exercisable in any calendar year in excess of said limitations shall be nonstatutory stock options. Options designated "Nonqualified" or "Nonstatutory" Stock Options shall not be restricted by the limitations of said Section 6(a) and shall not be treated as Incentive Stock Options.

Section 3.  Administration.

     The Plan shall be administered by a Stock Option Committee (the "Committee") consisting of three or more persons who shall be members of the Board of Directors of the Company. The Committee shall be elected by the Board of Directors of the Company which may from time to time appoint members of the Committee in substitution for members

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previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall hold its meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be deemed the acts of the Committee. The Company shall grant options and related stock appreciation rights under the Plan in accordance with determinations made by the Committee pursuant to the provisions of the Plan. Members of the Committee shall be disinterested persons as defined in regulations issued under
Section 16 of the Securities Exchange Act of 1934 ("Exchange Act"). The Committee from time to time may adopt (and thereafter amend and rescind) such rules and regulations for carrying out the Plan and take such action in the administration of the Plan, not inconsistent with the provisions hereof, as it shall deem proper. The interpretation and construction of any provisions of the Plan by the Committee shall, unless otherwise determined by the Board of Directors of the Company, be final and conclusive. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

Section 4.  Total Number of Shares to be Optioned.

     The maximum number of shares of common stock ($2.50 par value) of the Company which may be issued upon exercise of options under the Plan shall not exceed 3,000,000 (f1) (subject to adjustment as provided in Section 11 hereof). The shares sold under the Plan may be either issued shares reacquired by the Company at any time or authorized but unissued shares, as the Board of Directors from time to time may determine.

     In the event that any outstanding options under the Plan for any reason expire or are terminated, the shares of common stock of the Company allocable to the unexercised portion of all of such options may again be subject to an option under the Plan.

Section 5.  Eligibility.

     Options shall be granted only to officers and key employees of the Company or its subsidiaries. The Committee

(f1)     The initial number of shares authorized was doubled due
            to the December, 1989 two-for-one stock split.

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will, in its discretion, determine the officers and key
employees to be granted options, the time or times at which options shall be granted, the number of shares subject to each option, whether the options are Incentive Stock Options or nonstatutory stock options, and the manner in which options may be exercised. In making such determination, the Committee may take into consideration the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and its subsidiaries and such other factors which the Committee may deem relevant in accomplishing the purpose of the Plan.

     No option may be granted to any individual who immediately after the option grant owns directly or indirectly stock possessing more than five percent (5%) of the total combined voting power or value of all classes of stock of the Company or any subsidiary.

     An individual may be granted more than one option but only on the terms and subject to the restrictions hereinafter set forth. No person shall be eligible to receive an option for a larger number of shares than is recommended for such individual by the Committee.

Section 6.  Limitation on Incentive Stock Options.

     (a) General Rule. For options granted after December 31, 1986, the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year by the optionee under all plans of the Company and its subsidiaries shall not exceed $100,000.

     (b) Fair Market Value. Fair market value shall be deemed to be the average of the high and low prices of the common stock of the Company for composite transactions as published by major newspapers for the date the Incentive
Stock Option is granted or, if no sale of the Company's stock shall have been made on that day, the next preceding day on which there was a sale of such stock.

Section 7.  Terms and Conditions of Options.

     Each option granted under the Plan shall be evidenced by a Stock Option Agreement in such form not inconsistent with the Plan as the Committee shall determine, provided that such Stock Option Agreement clearly and separately identifies nonstatutory stock options and Incentive Stock

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Options and that the substance of the following terms and
conditions be included therein:

     (a) Option Price. The price at which each share of common stock covered by such option may be purchased shall be determined by the Committee and shall be no less than one hundred percent (100%) of the fair market value of the stock on the date the option is granted. Fair market value shall be deemed to be the average of the high and low prices of the common stock of the Company for composite transactions as published by major newspapers for the date the option is granted or, if no sale of the Company's stock shall have been made on that day, the next preceding day on which there was a sale of such stock.

     (b) Nontransferable. The option and any related SAR shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution; provided that, if so determined by the Committee, an optionee may, in the manner established by the Committee, designate a beneficiary to exercise:

     (i) any incentive stock option granted on or after the effective date of the Committee's approval of applicable procedures; and

     (ii) any nonqualified options or SAR

upon the death of the optionee. During the optionee's lifetime, the option and any related SAR may be exercised only by the optionee or, if permissible under applicable law, by the guardian or representative of the optionee.

     (c) Exercise of Option. The option and any right related thereto, if exercised by the optionee, may be exercised (subject, however, to the provisions of Section 9, and if applicable, Section 10) only if the optionee has been an employee of the Company or of any subsidiary thereof at all times during the period beginning with the date of the granting of the option and ending on the day three (3) months before the date of such exercise; provided, however, that in the case of an optionee who is a retiree of the Company or of any subsidiary thereof or who becomes permanently and totally disabled, the three (3) months shall be extended to twelve (12) months for options designated "Incentive Stock Options" and to five (5) years for options designated "Nonqualified" or "Nonstatutory" options. (For this purpose, a retiree is a person who is entitled to receive pension benefits in accordance with the United System Employee Retirement Plan immediately upon termination

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of employment.)  Options granted under the Plan shall not be affected by any change of duties or position so long as the optionee continues to be an employee of the Company or of a subsidiary. Only those options exercisable at the date the optionee's employment is terminated may be exercised during the period following such termination, whether such termination is by retirement or otherwise.

     (d) Term of Option. The option and any right related thereto shall not be exercisable after the expiration of ten
(10) years from the date the option was granted.

     (e) Death of Optionee. In the event of the death of an optionee during the period in which an option is exercisable (as set forth in Subsection (c) above), the option theretofore granted to such person and any related SAR shall be exercisable only within the twelve (12) months next succeeding such death, and then only (i) by the executor or administrator of the optionee's estate, by the person or persons to whom the optionee's rights under the option shall pass by the optionee's will or the laws of descent and distribution, or, if a beneficiary has been designated in accordance with Subsection (b) above, by the beneficiary, and (ii) if and to the extent that the optionee was entitled to exercise the option at the date of the optionee's death, provided that in no event shall the option be exercisable more than ten (10) years after the date it was granted.

     (f)  Sequential Exercise of Incentive Stock Options.
No Incentive Stock Option granted prior to January 1, 1987, shall be exercisable while there is outstanding any other Incentive Stock Option which was granted to the optionee at an earlier time to purchase stock in the Company or in any corporation which (at the time of the granting of such Incentive Stock Option) is a subsidiary of the Company, or in any predecessor of any of such corporations. For the purpose of this Section 7(f), an Incentive Stock Option which has not been exercised in full is outstanding until the expiration of the period during which, under its initial terms, it could have been exercised. The cancellation of an earlier Incentive Stock Option will not enable a subsequent Incentive Stock Option to be exercised any sooner.

Section 8.  Consideration for Options.

     Each optionee shall, as consideration for the grant of the option, agree in writing to remain in the employ of the Company or of one of its subsidiaries, at the pleasure of the Company or of such subsidiary, for at least (1) year

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from the date of the granting of such option or until
earlier termination of the optionee's employment effected or approved by the Company or by such subsidiary. In the event of a violation by the optionee of such agreement, any options still held by such person at the time of such violation shall automatically terminate. The Committee may waive this requirement in the case of any optionee. Nothing contained in the Plan, or in any option granted pursuant to the Plan, nor in any agreement made pursuant to the provisions of this Section 8, shall confer upon any optionee any right with respect to continuance of employment by the Company or its subsidiaries, nor interfere in any way with the right of the Company or its subsidiaries to terminate the optionee's employment or change the optionee's compensation at any time.

Section 9.  Exercise of Options - Purchase of Shares.

     Unless otherwise determined by the Committee, 25% of the total number of shares subject to an option granted under the Plan shall become exercisable one year from date of grant and 25% on each of the three succeeding anniversaries. An optionee's right to purchase shares with respect to shares which become exercisable shall be cumulative during the term of the option. An option shall be exercisable by purchase of shares only upon payment to the Company of the full purchase price of the shares with respect to which the option is exercised; provided, however, that the Company shall not be required to issue or deliver any certificates for shares of common stock purchased upon the exercise of an option prior to (i) if requested by the Company, the filing with the Company by the optionee or purchaser acting under Section 7(e) hereof of a representation in writing that at the time of such exercise it is the optionee's or purchaser's then present intention to acquire the shares being purchased for investment and not for resale, or (ii) the completion of any registration or other qualification of such shares under any state or federal laws or rulings or regulations of any government regulatory body, which the Company shall determine to be necessary or advisable.

     Payment for the shares shall be either in United States dollars, payable in cash or by check, or by surrender of stock certificates representing like common stock of the Company having an aggregate fair market value, determined as of the date of exercise, equal to the number of shares with respect to which such option is exercised multiplied by the option price per share; provided that the Committee may impose whatever restrictions it deems necessary or desirable

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with respect to the payment for shares by the surrender of
stock certificates representing like common stock of the Company. The fair market value of common stock on the date of exercise of an option shall be determined in the same manner as the fair market value of common stock on the date of grant of an option is determined pursuant to Section 7(a). Such payment shall be accompanied by a written request for the shares purchased. An option shall be deemed exercised on the date such payment and written request are received by the Secretary of the Company.

     In addition, for all nonqualified options outstanding on February 17, 1995, or issued thereafter, certain optionees, as determined by the Committee, may elect to receive restricted shares upon payment for the exercise of an option in the form of unrestricted common stock. The optionee will receive the same number of unrestricted shares as the number of shares surrendered to pay the exercise price, while the shares received in excess of the number surrendered to pay the exercise price may be restricted. Such optionees may also elect to deliver restricted shares of the Company's common stock in payment of the exercise price notwithstanding restrictions on transferability to which such shares are subject. The Company shall be authorized to issue restricted shares of common stock upon such exercises of stock options, subject to the following conditions:

     (a) The optionee shall elect a vesting period for the restricted common stock to be received upon exercise of the option of between six (6) months and ten (10) years, but in no event may an optionee elect a vesting period shorter than the period provided in paragraph (c) hereof.

     (b) Restricted common stock issued upon an exercise shall include the right to have stock withheld for taxes on the lapse of the restrictions. Notwithstanding any other provisions to the contrary in the Plan, no reload option shall be granted for shares withheld or delivered in payment of taxes upon the lapse of restrictions.

     (c) Restricted common stock received in such an exercise or from an election to receive a Long-Term Incentive Plan payout in restricted stock, or any Restricted Stock Award granted pursuant to the Long-Term Stock Incentive Program, shall be eligible for use in payment of the exercise price of a stock option, so long as all the shares received as a result of such an exercise are restricted for a period at least as long as, and with terms at least as restrictive as the terms of, the restricted common stock used in payment. Any such restricted common

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stock so delivered in payment of the exercise price shall
have an aggregate fair market value (determined as of the date of exercise and in the same manner as the fair market value of unrestricted common stock of the Company on the date of exercise of an option is determined pursuant to
Section 7(a)) equal to the number of shares with respect to which such option is exercised, multiplied by the exercise price per share.

     (d) Shares of restricted common stock received in an exercise of a stock option that continue to be restricted shall be forfeited in the event that vesting conditions are not satisfied, subject to the discretion of the Committee, except in the case of death, disability, normal retirement, or involuntary termination for reasons other than cause, in which case all restrictions lapse; provided, however, that in no event shall restrictions lapse if the restrictions on shares used to pay for the exercise would not have lapsed under the same conditions.

     (e) The optionee who receives restricted stock may not sell, transfer, assign, pledge or otherwise encumber or dispose of shares of restricted stock until such time as all restrictions on such stock have lapsed except: (i) to the Company in payment of the exercise price of a stock option issued by the Company under any employee stock option plan adopted by the Company that provides for payment of the exercise price in the form of restricted stock, provided that such payment is made in accordance with the terms of such plan; or (ii) to a trust of which the optionee, the optionee's spouse, or descendants of the optionee are the primary beneficiaries and which is a grantor trust treated as owned by the optionee under Subchapter J of the Internal Revenue Code, upon the following terms:

     (A) the Company receives, prior to such transfer, an opinion from optionee's counsel (1) that the trust will be treated as a grantor trust and will be treated as being owned by the optionee at all times until the restrictions on such stock lapse or the stock is forfeited under the terms of its grant, (2) with respect to any trust structured as a grantor retained annuity trust, that the annuity period ends after the last date on which restrictions on such stock can lapse, (3) that the terms of the trust provide that upon the forfeiture of the restricted stock under the terms of its grant or the earlier termination of the trust for whatever reason, ownership of the restricted stock shall revert to the optionee or to the Company,
     (4) that the trustee of such trust may not, prior to

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     the lapsing of restrictions on such stock, sell,
     transfer, assign, pledge, or otherwise encumber or dispose of shares of restricted stock except to the Company or to the optionee, subject to the restrictions provided for in this Plan, and (5) that the trustee is not authorized to incur liabilities on behalf of the trust, other than to the beneficiaries of the trust; and

     (B) the optionee and the trustee of the trust shall execute stock powers in blank to be held in the custody of the Company; and

     (C) the Corporate Secretary of the Company may, in his discretion, enforce the foregoing transfer restrictions by maintaining physical custody of the certificate or certificates representing such shares of restricted stock, by placing a restrictive legend on such certificates, by requiring the optionee and the trustee to execute other documents as a pre-condition to such transfer, or otherwise.

     (f) The optionee will have all the rights of a stockholder with respect to shares of restricted stock received upon the exercise of an option, including the right to vote the shares of stock and the right to dividends on the stock. Unless the Corporate Secretary establishes alternative procedures, the shares of restricted stock will be registered in the name of the optionee and the certificates evidencing such shares shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the award and shall be held in escrow by the Company. The optionee shall execute a stock power or powers assigning the shares of restricted stock back to the Company, which stock powers shall be held in escrow by the Company and used only in the event of the forfeiture of any of the shares of restricted stock. A certificate evidencing unrestricted shares of common stock shall be issued to the optionee promptly after the restrictions lapse on any restricted shares.

     (g) The Corporate Secretary shall have the discretion and authority to establish any and all procedures, including the requirement of election forms, which he deems necessary or desirable for the orderly administration of such exercises.

     No optionee or optionee's executor or administrator, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any shares subject to an

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option unless and until a stock certificate or certificates for such shares are issued to such person or them under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 11 hereof.

     In the event that any optionee shall be dismissed from the employ of the Company or any of its subsidiaries for any reason which in the opinion of the Committee shall constitute good cause for dismissal, any option still held by such person at such time shall automatically terminate. The decision of the Committee as to what shall constitute good cause for dismissal shall be final and binding upon all concerned.

Section 10.  Exercise of Options - Stock Appreciation
Rights.

     In addition to providing for the exercise of an option as set forth in Section 9, at the time of grant of such option the Committee may by separate agreement, in conjunction with all or part of any option granted under the Plan, permit an optionee to exercise the option in an alternative manner based on the appreciated value of the common stock subject to option ("Stock Appreciation Right"); provided, however, that no Stock Appreciation Right granted to an optionee who is an officer of the Company or who is otherwise subject to Section 16(b) of the Exchange Act shall be exercisable during the six-month period following the date of grant, except that such limitation shall not apply in the event of death or physical disability of such optionee occurring prior to the expiration of such six-month period. Stock Appreciation Rights may be exercised by an optionee by surrendering the related option or applicable portion thereof. Upon such exercise and surrender, the optionee shall be entitled to receive the value of such Stock Appreciation Rights determined in the manner prescribed in this Section 10. Options which have been so surrendered, in whole or in part, shall no longer be exercisable.

     Each agreement evidencing Stock Appreciation Rights shall clearly and separately identify the nonstatutory stock options and Incentive Stock Options to which it relates and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined

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from time to time by the Committee, which shall include the following:

     (a) Stock Appreciation Rights shall expire no later than the expiration of the related option.

     (b) Stock Appreciation Rights shall be transferable only when and to the extent that the related option is transferable.

     (c) Stock Appreciation Rights shall be exercisable at such time or times and only to the extent that the related option is exercisable.

     (d) Stock Appreciation Rights shall be exercisable only when there is a positive spread, that is, when the market price of the stock subject to the related option exceeds the exercise price of such option.

     (e) Upon the exercise of Stock Appreciation Rights, an optionee shall be entitled to receive the value thereof, which value shall be equal to the excess of the fair market value on the date of exercise of one share of common stock over the option price per share specified in the related option multiplied by the number of shares in respect of which the Stock Appreciation Rights shall have been exercised. The fair market value of common stock on the date of exercise of Stock Appreciation Rights shall be determined in the same manner as the fair market value of common stock on the date of grant of an option is determined pursuant to Section 7(a).

     (f) Upon an exercise of Stock Appreciation Rights, the optionee shall notify the Company of the form in which payment of the value thereof will be made (i.e., cash, common stock, or any combination thereof); provided, however, in the case of optionees who are officers of the Company or other persons subject to Section 16(b) of the Exchange Act, (i) payment of the value of Stock Appreciation Rights related to Incentive Stock Options may be elected in common stock only insofar as the issuance of such common stock to the optionee would be subject to the Internal Revenue Code of 1954, Section 83 Income Inclusion Rule, as in effect on the date of exercise of the Stock Appreciation Rights, and (ii) the Committee may at any time impose any other limitations upon the exercise of Stock Appreciation Rights which, in the Committee's sole discretion, are necessary or desirable in order to comply with Section 16(b) and the rules and regulations thereunder, or in order to obtain any exemption therefrom.

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     Upon the exercise of Stock Appreciation Rights, the
option or part thereof to which such Stock Appreciation Rights is related shall be deemed to have been exercised for the purpose of the limitation of the number of shares of common stock to be issued under the Plan as set forth in
Section 4 and the requirement of sequential exercise of Incentive Stock Options as set forth in Section 7(f). Stock Appreciation Rights shall be deemed exercised on the date written notice of exercise is received by the Secretary of the Company.

Section 11.  Change in Stock, Adjustments, Etc.

     In the event that the outstanding shares of common stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or a dividend payable in capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for the purchase of which options may be granted under the Plan including the maximum number that may be granted to any one person. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the optionee's proportionate interest shall be maintained as before the occurrence of such event, and such adjustment of outstanding options shall be made without change of the total price applicable to the unexercised portion of the option and with a corresponding adjustment in the option price per share; provided, however, that each such adjustment in the number and kind of shares subject to outstanding options, including any adjustment in the option price, shall be made in such manner as not to constitute a modification as defined in Section 425 of the Internal Revenue Code of 1986, as amended. Any such adjustment made by the Committee shall be conclusive.

     The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

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Section 12.  Duration, Amendment and Termination.

     The Board of Directors of the Company may at any time terminate the Plan or make such amendments thereof as it shall deem advisable and in the best interests of the Company, without further action on the part of the stockholders of the Company; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any option shall theretofore have been granted, affect or impair the rights of such individual under such option, and provided further, that unless the stockholders of the Company shall have first approved thereof, no amendment of this Plan shall be made whereby (a) the total number of shares which may be optioned under the Plan to all individuals, or any of them, shall be increased, except by operation of the adjustment provisions of Section 11 hereof, (b) the authority to administer the Plan by a committee consisting of directors of the Company not eligible to receive options granted under the Plan shall be withdrawn, (c) the term of the options shall be extended,
(d) the minimum option price shall be decreased, or (e) the class of employees to whom options may be granted shall be changed.

     No Incentive Stock Option shall be granted under the Plan after November 30, 1994, but Incentive Stock Options granted prior to or as of such date may extend beyond such date in accordance with the provisions hereof.

Section 13.  Effectiveness of Plan.

     This Plan shall not become effective unless and until the following conditions shall have been met:

     (a)  The Plan shall have been adopted by the
affirmative vote of a majority of the outstanding shares of the Company present and entitled to vote at a meeting of the stockholders at which a quorum is present within one (1) year of its approval by the Board of Directors.

     (b) The Committee shall have been advised by counsel that all other applicable legal requirements incident to the establishment and operation of the Plan have been complied with.

Section 14.  Date of Granting of Options.

     The granting of an option pursuant to the Plan shall take place on the date the Committee decides to grant the

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option.  Within thirty (30) days of the granting of the
option, the Company shall notify the optionee of the grant of the option, and submit to the optionee a Stock Option Agreement and, if applicable, an agreement respecting Stock Appreciation Rights, duly executed by and on behalf of the Company, with the request that the optionee execute the agreement or agreements within thirty (30) days after the mailing by the Company of the notice to the optionee. If the optionee shall fail to execute the written option agreement and, if applicable, the agreement respecting Stock Appreciation Rights within said 30-day period, such person's option shall be automatically terminated.

Section 15.  Application of Funds.

     The proceeds received by the Company from the sale of stock subject to option are to be added to the general funds of the Company and used for its corporate purposes as the Board of Directors shall determine.

Section 16.  No Obligation to Exercise Option.

     Granting of an option shall impose no obligation on the optionee to exercise such option.

Section 17. Stock Withholding Election.

     When taxes are withheld in connection with the exercise of a stock option by delivering shares of stock in payment of the exercise price, or an exercise of an SAR for stock, or upon the lapse of restrictions on restricted stock received upon the exercise of an option (the date on which such exercise occurs or such restrictions lapse hereinafter referred to as the "Tax Date"), the optionee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare ("FICA") taxes, up to the optionee's marginal tax rate, by one or both of the following methods:

          (i) delivering part or all of the payment in previously-owned shares (which shall be valued at fair market, as defined herein, on the Tax Date) which shares, if acquired from the Company, must have been held for at least six months;

          (ii) requesting the Company to withhold from those shares that would otherwise be received upon exercise of the option, upon exercise of an SAR for stock, or upon the lapse of restrictions, a number of shares having a fair market value (as defined herein) on the

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     Tax Date equal to the amount to be withheld.  The
     amount of tax with-holding to be satisfied by withholding shares from the option exercise is limited to the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law.

     Such election is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of shares must be paid in cash. If no timely election is made, cash must be delivered to satisfy all tax withholding requirements.

     Optionees who are subject to Section 16 of the Securities Exchange Act of 1934 ("Insiders") making an election pursuant to (i) or (ii) of the immediately preceding paragraph must do so: (a) after February 8, 1996, for FICA taxes; (b) at least six months after the date of grant of the option or SAR; and (c) either within a "window period" as defined in Rule 16b-3(e)(3) under the Securities Exchange Act of 1934 or at least six months in advance of the Tax Date. An election by an Insider to have stock withheld to satisfy tax obligations is subject to the approval of the Committee and to such rules as the Committee may from time to time adopt.